Exhibit 10.1

The General Hospital Corporation

 AMENDMENT TO LICENSE AGREEMENT

Agreement Number: A220395.01
MGH Case Number: 02390

THIS Amendment to the license agreement (the “Amendment”) is effective as of June  1, 2016 (“Amendment Effective Date”), by and between The General Hospital Corporation d/b/a Massachusetts General Hospital, a Not-For-Profit Massachusetts Corporation having a principal place of business at 55 Fruit Street, Boston, Massachusetts 02114 (“Hospital”) and FluoroPharma Medical, Inc., a Delaware corporation, having a principal place of business at 8 Hillside Avenue, Suite 207, Montclair, New Jersey 070433 (“Company”), each referred to herein individually as a “Party” or collectively as the “Parties”.

BACKGROUND

WHEREAS, Company and Hospital are parties to a license agreement (Agreement Number A220395), effective June 1, 2014 (hereinafter referred to as the “License Agreement”); and

WHEREAS, Hospital and Company wish to amend certain definitions and milestones; and

WHEREAS, Company is willing to amend the License Agreement, subject to the terms and conditions below; and

NOW THEREFORE, in consideration of the covenants and undertakings hereinafter set forth, it is agreed by and between the Parties as follows:

1.
Except as expressly modified hereby, the terms of the License Agreement remain in full force and effect and shall govern and apply to this Amendment.  Unless otherwise indicated, all defined terms shall have the same meaning in this Amendment as in the original License Agreement.

2.
The first line in Section 1.10 that reads: “Net Sales” shall be calculated as set forth in this Section 1.7,” shall be replaced with: “Net Sales” shall be calculated as set forth in this Section 1.10,”

3.	Section 3.1 shall be struck in its entirety and replaced with the following:

“3.1           Diligence Requirements.  Company shall use, and shall cause its Affiliates and Sublicensees, as applicable, to use, best efforts to develop and make available to the public Products and Processes throughout the License Territory in the License Field.  Such efforts shall include achieving the following objectives within the time periods designated below following the Effective Date:

(a)	Pre-Sales Requirements.

(i)
Upon execution of this Agreement, and annually thereafter, Company shall deposit with Hospital a true and accurate copy of all Clinical Trial Data, as attested to by a duly constituted officer of Company and verified by Hospital;

(ii)	Within XXXX months of the Effective Date, Company shall submit a commercialization and development plan for Products;

(iii)	Initiate a Phase III Clinical Trial on or before XXXX;

(iv)	File a New Drug Application (“NDA”) with the FDA on or before XXXX; and

(v)	Have a First Commercial Sale of a Product or Process on or before XXXX within a country or region from the following: The United States of America, Canada, and Europe.

(b)	Post-Sales Requirements.

(i)
Following the First Commercial Sale in any country in the License Territory, Company shall itself, or through its Affiliates and/or Sublicensees, make continuing Sales in such country without any elapsed time period of XXXX or more in which such Sales do not occur; and

(ii)
Company itself, or through an Affiliate or Sublicensee, shall make a second commercial sale within a second country or region, which is different from the country or region than the country or region which satisfied the requirement of 3.1(a)(vi) above, on or before XXXX from the following: The United States of America, Canada, and Europe.

(c)
Extensions.  Company may extend the above diligence obligations by twelve (12) months by notifying Hospital in writing, prior to such diligence failure, and paying a sum of XXXX upon each occurrence, however, Company may only exend these terms by a maximum of Twenty-four (24) months for a sum of XXXX

Achievement of the foregoing objectives shall be deemed to satisfy Company’s obligations to use best efforts under this Section 3.1.”

4.	Section 4.3 shall be struck in its entirety and replaced with the following:

“4.3           Annual License Maintenance Fee.  Company shall pay Hospital a non-refundable, non-creditable Annual License Maintenance Fee as follows:

(a)	Before First Commercial Sale:

(i)	Sixty-two thousand five hundred dollars ($62,500) due within Ninety (90) days of each anniversary of the Effective Date; and

(ii)	Sixty-two thousand five hundred dollars ($62,500) due within six (6) months of each anniversary of the Effective Date.

(b)	After First Commercial Sale:

(i)	Twenty-five thousand dollars ($25,000) due within Sixty (60) days of each anniversary of the Effective Date.

[remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment to be effective as of the date hereof.

FLUOROPHARMA MEDICAL, INC. BY: /s/ Thomas H. Tulip NAME: Thomas H. Tulip, Ph. D TITLE: President and CEO DATE:	THE GENERAL HOSPITAL CORPORATION BY: /s/ James V. Roberts NAME: James V. Roberts TITLE: Assistant Director, Partners HealthCare Innovation DATE: